UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 17, 2006

VALENTIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22987	94-3156660
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

863A Mitten Rd., Burlingame, California	94010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (650) 697-1900

Check the appropriate box below if the Form 8-K filing is intended to be simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02  Termination of a Material Definitive Agreement

On November 17, 2006, Valentis, Inc. (“Valentis”) entered into an Agreement for Termination of Lease and Voluntary Surrender of Premises, dated as of October 30, 2006 (the “Termination Agreement”), with ARE-819/863 Mitten Road, LLC (“Landlord”). Under the Termination Agreement, Valentis terminated, and Landlord accepted the termination of, (i) that certain Lease dated December 21, 1993, as amended March 18, 1997, April 10, 2001, July 2, 2003 and March 31, 2004, between Valentis and Landlord for premises located at 863 Mitten Road, Burlingame, California and (ii) that certain Lease dated March 18, 1997, as amended August 24, 2000, April 10, 2001 and July 2, 2003 for premises located at 866 Malcolm Road, Burlingame, California (collectively, the “Leases”), effective as of January 15, 2007. By their terms, the Leases were originally set to expire on October 31, 2007. Valentis will continue to pay all rent and other charges owed to Landlord under the Leases through January 15, 2007. However, if Valentis is not in default under the Leases, Valentis will not be required to pay any rent and other charges owed under the Leases between January 1, 2007 and January 15, 2007. In addition, if Valentis is not then in default under the Leases, Landlord will apply the full amount of Valentis’ $38,618 security deposits previously paid under the Leases toward the rent payments due on December 1, 2006. Valentis did not incur any material early termination penalties in connection with the termination of the Leases.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The Termination Agreement is not intended as a document for investors and the public to obtain factual information about the current state of affairs of Valentis. Rather, investors and the public should look to other disclosures contained in Valentis’ reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Description
10.1	Agreement for Termination of Lease and Voluntary Surrender of Premises, dated as of October 30, 2006, by and between Valentis, Inc. and ARE-819/863 Mitten Road, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALENTIS, INC.

November 21, 2006	/s/ Benjamin F. McGraw, III
Benjamin F. McGraw, III, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Agreement for Termination of Lease and Voluntary Surrender of Premises, dated as of October 30, 2006, by and between Valentis, Inc. and ARE-819/863 Mitten Road, LLC